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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No. 3 to Registration Statement No. 333-125251 of MAAX Holdings, Inc. on Form S-4 of our report dated May 7, 2004 on the financial statements of Aker Plastics Company, Inc. and to the reference to us under the heading "Experts" in the prospectus.

                                                /s/ Crowe Chizek and Company LLC

Elkhart, Indiana
September 8, 2005